Exhibit 10.45

THIRD AMENDMENT TO SALE, PURCHASE AND ESCROW AGREEMENT (PROPERTY POOL B)

This Third Amendment to Sale, Purchase and Escrow Agreement (Property Pool B) (this “Third Amendment”) is made and entered into as of November 29, 2010, by and among GRE Carlton Plaza LP, a Delaware limited partnership (“Carlton Plaza Seller”), Tustin-Michelle Partners LLC, a Delaware limited liability company (“Toshiba Seller”), GRE Warner Desoto LLC, a Delaware limited liability company (“Warner Desoto”), GRE Warner Califa LLC, a Delaware limited liability company (“Warner Califa”), GRE Warner Canoga LLC, a Delaware limited liability company (“Warner Canoga” and with Warner Desoto and Warner Califa, collectively, “Warner Seller”), GRE Empire Towers Four LLC, a Delaware limited liability company (“Empire IV Seller”), GRE Foothill LLC, a Delaware limited liability company (“Foothill Seller”), GRE Mira Mesa LLC, a Delaware limited liability company (“Alta Sorrento Seller” and with Carlton Plaza Seller, Toshiba Seller, Warner Seller, Empire IV Seller, and Foothill Seller, each individually a “Seller” and, collectively, “Sellers”), and Pacific Office Properties, L.P., a Delaware limited partnership (“Purchaser”).

RECITALS:

A. Sellers and Pacific Office Management, Inc., a Delaware corporation (“Original Purchaser”) entered into that certain Sale, Purchase and Escrow Agreement (Property Pool B) dated as of August 13, 2010 (the “Original Agreement”), as amended by (i) that certain First Amendment to Sale, Purchase and Escrow Agreement (Property Pool B) dated as of August 30, 2010, by and among Sellers and Original Purchaser, and (ii) that certain Second Amendment to Sale, Purchase and Escrow Agreement (Property Pool A) dated as of October 22, 2010 (the “Second Amendment”), by and among Sellers and Purchaser (the Original Agreement, as so amended, is referred to herein as the “Agreement”), respecting the purchase and sale of “Property Pool B” (as more particularly described in the Agreement). All initial capitalized terms used herein but not herein defined shall have the meaning ascribed to such terms in the Agreement. Purchaser has received an assignment of the interest of “Purchaser” under the Agreement pursuant to that certain Assumption and Assumption Agreement dated as of September 2, 2010, by and between Original Purchaser and Purchaser.

B. Seller and Purchaser now desire to enter into this Third Amendment to provide for certain modifications to the Agreement, as more particularly set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Purchaser and Sellers agree as follows:

1. Within three (3) business days following the full execution and delivery of this Third Amendment by Sellers and Purchaser, Purchaser shall deposit into the escrow with Escrow Agent by bank wire of immediately available funds the sum of Four Hundred Thirty Thousand Dollars ($430,000.00) (the “Third Deposit”). The Third Deposit shall be included within the meaning of “Deposit” and shall be applied to the Purchase Price at Closing.

2. On the date that is three (3) business days following the full execution and delivery of this Third Amendment by Sellers and Purchaser, the Escrow Agent shall release from the Deposit then held in escrow to Sellers by bank wire of immediately available funds the sum of One Million Seven Hundred Twenty Thousand Dollars ($1,720,000.00) (the “Released Funds”), which Released Funds shall be non-refundable to Purchaser unless the Closing fails to occur for a reason other than a default by Purchaser, and shall be applied to the Purchase Price at Closing.

3. If, and only if, the Closing occurs, then upon the Closing, in addition to payment of the Purchase Price, Purchaser shall reimburse to Sellers a portion of the Closing costs otherwise payable by Sellers pursuant to the Agreement (as hereby amended) including, without limitation, fees due to the Adviser, equal to Six Hundred Forty-Five Thousand Dollars ($645,000.00), by bank wire of immediately available funds.

4. Purchaser and Sellers each hereby waives the Loan Assumption Condition as a condition precedent to the occurrence of the Closing. Notwithstanding such waiver, the parties shall continue to use efforts, as specified in the Agreement (as hereby amended) to obtain the consent of the applicable Lender to the assumption of the Loan for each Property by Purchaser (other than Loans which Purchaser has heretofore elected to pay off pursuant to Section 5.4.4 of the Agreement) in accordance with Section 5.4 of the Agreement. However, if by the date which is three (3) business days prior to the Final Closing Date (as the Final Closing Date is extended and may be further extended pursuant to this Third Amendment), the consent of an applicable Lender to the assumption by Purchaser of the Loan for a Property has not been obtained, then it shall be deemed that Purchaser has elected to pay off and/or defease such Loan at Closing pursuant to Section 5.4.4 of the Agreement.

5. The Final Closing Date is hereby modified to be January 18, 2011, and shall not be subject to further extension except as follows:

(a) Purchaser shall have the right to further extend the Final Closing Date to January 21, 2011, by (i) written notice thereof delivered to Sellers and Escrow Agent by not later than January 14, 2011, and (ii) deposit into the escrow with Escrow Agent by no later than January 18, 2011, by bank wire of immediately available funds, the sum of One Hundred Seven Thousand Five Hundred Dollars ($107,500.00) (the “Fourth Deposit”), which Fourth Deposit shall be included within the meaning of “Deposit” for purposes of the Agreement (as hereby amended) and shall be applied to the Purchase Price at Closing,

(b) In the event that the pay off and/or defeasance of a Loan at Closing by Purchaser pursuant to an election made (or deemed pursuant to Section 4 of this Third Amendment to have been made) pursuant to Section 5.4.4 of the Agreement requires the giving of a notice to the applicable Lender and/or the expiration of a waiting period pursuant to the applicable Loan Documents such that the Closing must occur later than the Final Closing Date in order to comply with the requirements of such Loan Documents, then the date of the Closing for such Property shall be extended to the earliest possible business day upon which Closing may occur with such Loan pay off and/or defeasance at Closing in compliance with the requirements of the applicable Loan Documents.

6. The provisions of the Second Amendment as to Purchaser making a Second Purchaser Extension Payment shall not be of any further force or effect.

7. Purchaser shall have no right to further extend the Closing pursuant to Section 6.3 of the Agreement.

8. This Third Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but any number of which, taken together, shall be deemed to constitute one and the same instrument.

9. Except as specifically amended by this Third Amendment, the Agreement shall continue in full force and effect. In the event of any conflict between the provisions of the Agreement and the provisions of this Third Amendment, the provisions of this Third Amendment shall prevail.

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IN WITNESS WHEREOF, Sellers and Purchaser have entered into this Third Amendment as of the date first written above.

PURCHASER:

PACIFIC OFFICE PROPERTIES, L.P., a Delaware limited partnership

By:	PACIFIC OFFICE PROPERTIES TRUST, INC., a Maryland corporation, its General Partner

	By:	/s/ Matthew J. Root
Matthew J. Root, CIO
(Print Name and Title)

SELLERS:

GRE CARLTON PLAZA LP, a Delaware limited partnership

By:	GRE Carlton Plaza GP LLC, a Delaware limited liability company, Its General Partner

	By:	/s/ Joseph P. Mahoney
	Name:	Joseph P. Mahoney
	Its:	Authorized Signatory

TUSTIN-MICHELLE PARTNERS LLC, a Delaware limited partnership

By:	Guggenheim Plus Leveraged LLC, a Delaware limited liability company, Its Managing Member

	By:	/s/ Joseph P. Mahoney
	Name:	Joseph P. Mahoney
	Its:	Authorized Signatory

GRE WARNER DESOTO LLC, a Delaware limited liability company

By:	Guggenheim Plus Leveraged LLC, a Delaware limited liability company, Its Managing Member

	By:	/s/ Joseph P. Mahoney
	Name:	Joseph P. Mahoney
	Its:	Authorized Signatory

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[SIGNATURES CONTINUED FROM PRECEDING PAGE]

GRE WARNER CALIFA LLC, a Delaware limited liability company

By:	Guggenheim Plus Leveraged LLC, a Delaware limited liability company Its Managing Member

	By:	/s/ Joseph P. Mahoney
	Name:	Joseph P. Mahoney
	Its:	Authorized Signatory

GRE WARNER CANOGA LLC, a Delaware limited liability company

By:	Guggenheim Plus Leveraged LLC, a Delaware limited liability company, Its Managing Member

	By:	/s/ Joseph P. Mahoney
	Name:	Joseph P. Mahoney
	Its:	Authorized Signatory

GRE EMPIRE TOWERS FOUR LLC, a Delaware limited liability company

By:	Guggenheim Plus Leveraged LLC, a Delaware limited liability company, Its Managing Member

	By:	/s/ Joseph P. Mahoney
	Name:	Joseph P. Mahoney
	Its:	Authorized Signatory

GRE FOOTHILL LLC, a Delaware limited liability company

By:	Guggenheim Plus Leveraged LLC, a Delaware limited liability company, Its Managing Member

	By:	/s/ Joseph P. Mahoney
	Name:	Joseph P. Mahoney
	Its:	Authorized Signatory

GRE MIRA MESA LLC, a Delaware limited liability company

By:	Guggenheim Plus Leveraged LLC, a Delaware limited liability company, Its Managing Member

	By:	/s/ Joseph P. Mahoney
	Name:	Joseph P. Mahoney
	Its:	Authorized Signatory

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